CASH DIVIDEND	12 Months Ended
Sep. 30, 2013
CASH DIVIDEND
24.	CASH DIVIDEND

On November 16, 2011, the Company approved and declared a cash dividend of US$0.12 per ordinary share on its total 135,565,361 outstanding shares as of the close of trading on December 15, 2011, resulting in payments totaling US$16,268 to shareholders. Such dividend was recorded as a reduction to additional paid-in capital since the Company had cumulative deficits at the declaration date.

On November 13, 2012, the Company approved and declared a cash dividend of US$0.12 per ordinary share on its total 135,409,521 outstanding shares as of the close of trading on December 7, 2012, resulting in payments totaling US$16,056 to shareholders. Such dividend was recorded as a reduction to additional paid-in capital since the Company had cumulative deficits at the declaration date.